EXHIBIT 10.1 (8)
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated as of March 10, 2011 (the “Effective Date”), is among A.H. BELO CORPORATION, THE PROVIDENCE JOURNAL COMPANY, PRESS-ENTERPRISE COMPANY, DENTON PUBLISHING COMPANY, DMI ACQUISITION SUB, INC., THE DALLAS MORNING NEWS, INC., and DFW PRINTING COMPANY, INC. (collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS:
     A. The Borrowers, the other Loan Parties, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of January 30, 2009, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 18, 2009, the Second Amendment to Amended and Restated Credit Agreement dated as of December 3, 2009 and the Third Amendment to Amended and Restated Credit Agreement dated as of August 18, 2010 (collectively, the “Credit Agreement”), pursuant to which the Lenders have provided certain credit facilities to the Borrowers.
     B. Subject to the terms of this Amendment, the Borrowers, the Administrative Agent and the Lenders hereby agree to amend the Credit Agreement as specifically provided herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE 1
Definitions
     Section 1.1 Definitions. Term defined by the Credit Agreement, where used in this Amendment, to the extent not otherwise defined herein shall have the same meanings as are prescribed by the Credit Agreement.
ARTICLE 2
Amendment
     Section 2.1 Amendment to 1.01 of the Credit Agreement. Effective as of the Effective Date, each of the following definitions contained in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows, respectively:
          “Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) Adjusted EBITDA minus Capital Expenditures that are unfinanced or financed with Revolving Loans, minus cash contributions to any Plan (excluding an additional cash contribution to any Plan, prior to April 30, 2011, in an aggregate amount not to exceed $30,000,000) to the extent not already deducted from Adjusted EBITDA) to (b) Fixed Charges, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.
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RESTATED LOAN AND SECURITY AGREEMENT — Page 1 of 9

     “Fixed Charges” means, with reference to any period, without duplication, cash Interest Expense, plus prepayments and scheduled principal payments on Indebtedness made during such period, plus expense for taxes paid in cash, plus Restricted Payments paid in cash, plus Capital Lease Obligation payments, all calculated for the Company and its Subsidiaries on a consolidated basis.
ARTICLE 3
Conditions
     Section 3.1 Conditions. The effectiveness of Articles 2 and 3 of this Amendment is subject to the satisfaction of the following conditions precedent:
          (a) The Administrative Agent shall have received this Amendment duly executed by the Borrowers and the Lenders;
          (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;
          (c) No Default or Event of Default shall exist; and
          (d) The Administrative Agent shall have received all fees and expenses owing to the Administrative Agent under the terms of the Loan Documents.
ARTICLE 4
Miscellaneous
     Section 4.1 Ratifications. Each of the Loan Parties agrees that the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect after giving effect to this Amendment. Each of the Loan Parties, the Administrative Agent and the Lenders agrees that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.
     Section 4.2 Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Loan Party and will not violate such Loan Party’s organizational or governing document, (b) the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, in all material respects, as if made again on and as of the date hereof except for such representations and warranties limited by their terms to a specific date, and (c) after giving effect to this Amendment, no Default or Event of Default exists.
     Section 4.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment, the Credit Agreement, or any other Loan Document, including any other Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender, or any closing, shall affect
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RESTATED LOAN AND SECURITY AGREEMENT — Page 2 of 9

the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.
     Section 4.4 Reference to Credit Agreement. The Credit Agreement and each of the other Loan Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference to the Credit Agreement in such agreements, documents, and instruments, whether direct or indirect, shall be a reference to the Credit Agreement as amended hereby. When effective pursuant to Section 4.1 hereof, this Amendment shall be a Loan Document.
     Section 4.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     Section 4.6 Effect of Amendment. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. Each of the Loan Parties (individually, a “Subject Loan Party”) hereby (a) consents to the execution and delivery of this Amendment by the other Loan Parties, (b) agrees that this Amendment shall not limit or diminish the obligations of the Subject Loan Party under its certain Loan Documents delivered in connection with the Credit Agreement or executed or joined in by the Subject Loan Party and delivered to the Administrative Agent, (c) reaffirms the Subject Loan Party’s obligations under each of such Loan Documents, and (d) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.
     Section 4.7 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAW APPLICABLE TO NATIONAL BANKS.
     Section 4.8 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns, except that no Loan Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.
     Section 4.9 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.
     Section 4.10 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.
     Section 4.11 Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OF THE LOAN PARTIES REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO SUCH LOAN PARTY’S OBLIGATIONS UNDER THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT AND RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, THE LENDERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS,
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SHAREHOLDERS, AFFILIATES, AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION, OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, AT LAW OR IN EQUITY, WHICH SUCH LOAN PARTY NOW HAS OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY.
     Section 4.12 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
SIGNATURES FOLLOW
REMAINDER OF PAGE BLANK
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts effective as of the Effective Date specified in the preamble hereof.

BORROWERS: A.H. BELO CORPORATION
By:	/s/ Alison K. Engel
Alison K. Engel
Senior Vice President/Chief Financial Officer

THE DALLAS MORNING NEWS, INC.
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

DENTON PUBLISHING COMPANY
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

DFW PRINTING COMPANY, INC.
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

DMI ACQUISITION SUB, INC.
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

FOURTH AMENDMENT TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT — Signature Page

PRESS-ENTERPRISE COMPANY
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

THE PROVIDENCE JOURNAL COMPANY
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

OTHER LOAN PARTIES: A.H. BELO MANAGEMENT SERVICES, INC.
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

AL DIA, INC.
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

THE BELO COMPANY
By:	/s/ Sandra J. Radcliffe
Sandra J. Radcliffe,
Treasurer/Assistant Secretary

BELO ENTERPRISES, INC.
By:	/s/ Sandra J. Radcliffe
Sandra J. Radcliffe,
Treasurer/Assistant Secretary

FOURTH AMENDMENT TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT — Signature Page

BELO INTERACTIVE, INC.
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

BELO INVESTMENTS II, INC.
By:	/s/ Sandra J. Radcliffe
Sandra J. Radcliffe,
Treasurer/Assistant Secretary

BELO TECHNOLOGY ASSETS, INC.
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

NEWS-TEXAN, INC.
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

PROVIDENCE HOLDINGS, INC.
By:	/s/Alison K. Engel
Alison K. Engel
President

TDMN NEW PRODUCTS, INC.
By:	/s/Alison K. Engel
Alison K. Engel
Treasurer/Assistant Secretary

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RESTATED LOAN AND SECURITY AGREEMENT — Signature Page

TRUE NORTH REAL ESTATE LLC

By:	A. H. Belo Corporation, its the sole member

	By:	/s/Alison K. Engel Alison K. Engel Senior Vice President/
Chief Financial Officer

WASHINGTON STREET GARAGE CORPORATION

By:	/s/Alison K. Engel Alison K. Engel
Treasurer/Assistant Secretary
FOURTH AMENDMENT TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT — Signature Page

ADMINISTRATIVE AGENT AND LENDERS: JPMORGAN CHASE BANK, N.A., individually, as a Lender, Administrative Agent, Issuing Bank and Swingline Lender
By:	/s/ Jeff A. Tompkins
	Name:	Jeff A. Tompkins
	Title:	Vice President

CAPITAL ONE, N.A., as a Lender
By:	/s/ Shannan Pratt
	Name:	Shannan Pratt
	Title:	Senior Vice President

FOURTH AMENDMENT TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT — Signature Page